UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __ )

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VICON INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VICON INDUSTRIES, INC.
135 Fell Court
Hauppauge, NY 11788
(631) 952-2288

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 21, 2015
TO ALL VICON SHAREHOLDERS:
We are pleased to invite you to attend the 2015 Annual Meeting of Shareholders of Vicon Industries, Inc., a New York corporation ("the Company"), which will be held at the Hyatt Regency Long Island, located at 1717 Motor Parkway, Hauppauge, New York 11788, on September 21, 2015 at 10:00 a.m., Eastern Daylight Time, for the following purposes:

Proposal No. 1:	To approve the election of two (2) directors for a term of three years and two (2) directors for a term of one year.

Proposal No. 2:	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

Proposal No. 3:	To approve the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015.
The Company will not transact any other business at the annual meeting except such business as may properly be brought before the annual meeting or any adjournment or postponement thereof.
The Company's board of directors has fixed July 31, 2015 as the record date for determining which shareholders have the right to receive notice of and to vote at the annual meeting or any adjournments or postponements thereof. Only holders of record of shares of common stock at the close of business on the record date have the right to receive notice of and to vote at the annual meeting. At the close of business on the record date, the Company had 9,204,797 shares of common stock outstanding and entitled to vote. The list of shareholders entitled to vote at the annual meeting will be available for examination by any shareholder at the Company’s offices at 135 Fell Court, Hauppauge, New York, 11788, for at least 10 calendar days prior to the date of the annual meeting.
This booklet contains our Notice of Annual Meeting and Proxy Statement. You may access this booklet, as well as our 2014 Annual Report to Shareholders for the fiscal year ended September 30, 2014, at the following website: http://www.edocumentview.com/VII.

Your vote is important. Proxy voting permits shareholders unable to attend the annual meeting to vote their shares through a proxy. Most shareholders are unable to attend the annual meeting. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxies as recommended by the Board of Directors. Most shareholders can also vote shares by following the Internet or telephone voting instructions provided on the proxy card. You can change your voting instructions or revoke your proxy at any time prior to the annual meeting by following the instructions included in this proxy statement and on the proxy card.

THE BOARD OF DIRECTORS HAS DETERMINED THAT EACH OF THE PROPOSALS OUTLINED ABOVE IS ADVISABLE TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH SUCH PROPOSAL.
The enclosed proxy statement contains important information about the matters to be considered and voted upon at the annual meeting. We urge you to read this proxy statement, including any documents incorporated by reference, carefully and in their entirety.

This proxy statement is dated August 12, 2015
and is being mailed with the form of proxy on or shortly after this date.

INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with rules of the U.S. Securities and Exchange Commission, the Company is using the Internet as its primary means of furnishing proxy materials to shareholders. Therefore, most shareholders will not receive paper copies of these proxy materials. The Company will instead send these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including its proxy statement and annual report, and voting via the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of the Company's proxy materials if they so choose.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Monday, September 21, 2015 at 10:00 a.m. at the Hyatt Regency Long Island, 1717 Motor Parkway, Hauppauge, NY 11788. The Company's Proxy Statement and 2014 Annual Report to Shareholders will be available online at http://www.edocumentview.com/VII.

By Order of the Board of Directors,

John M. Badke
Corporate Secretary

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q: Why did I receive these proxy materials?
A: Beginning on or shortly after August 12, 2015, this Proxy Statement is being provided to shareholders who were shareholders as of the July 31, 2015 record date, as part of the Board of Directors' solicitation of proxies for the Company's annual meeting and any postponements or adjournments thereof. This Proxy Statement and the Company's 2014 Annual Report to Shareholders (which have been made available to shareholders eligible to vote at the annual meeting) are being provided in accordance with regulations of the Securities and Exchange Commission (the “SEC”) for proxy solicitations. It contains important information about the matters to be considered at the Company's annual meeting. You are urged to carefully read this proxy statement before voting on any of the matters discussed herein.

Q: What is the Notice of Internet Availability of Proxy Materials that I received in the mail instead of a full set of proxy materials?
A: The Company is pleased to be using the SEC rule that allows companies to furnish their proxy materials over the Internet, instead of mailing printed copies of those materials to all shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. These shareholders will instead receive a "Notice of Internet Availability of Proxy Materials" with instructions for accessing proxy materials, including the Company's proxy statement and 2014 Annual Report, and voting via the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how shareholders can obtain a paper copy of our proxy materials if they so choose. We believe this process will expedite shareholders' receipt of proxy materials, lower the costs of the annual meeting and conserve natural resources.  If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election. shareholders who have elected to receive the proxy materials electronically will be receiving an email on or about August 12, 2015 with information on how to access shareholder information and instructions for voting.
Q: What am I being asked to vote on?
A: Shareholders are being asked to vote on the following proposals at the annual meeting:

•	Proposal No. 1 - Election of Directors: To approve the election of two (2) directors for a term of three years and two (2) directors for a term of one year;

•	Proposal No. 2 - Approval of the Compensation of Named Executive Officers: To approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers; and

•
Proposal No. 3 - Approval of the Appointment of Independent Registered Public Accountants: To approve the appointment of BDO USA, LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2015.

The Company knows of no other matters to be brought before the annual meeting, but if other matters are properly brought before the meeting, or at any adjournment or postponement thereof, the persons named in the proxy intend to take such action as in their judgment is in the best interests of the Company and its shareholders.

Q: What do I need to do now?
A: You are encouraged to carefully read and consider the information in this proxy statement, including the documents incorporated herein by reference. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered a “shareholder of record” with respect to those shares. If this is the case, this proxy statement has been sent or provided directly to you by the Company.
If you are the shareholder of record of your shares of common stock, you may instruct the proxy holders how to vote your shares by:

•
Logging onto the website http://www.envisionreports.com/VII and following the prompts using your control number located on your proxy card to vote over the Internet anytime up to 1:00 a.m., Central Daylight Time, on September 21, 2015 and following the instructions provided on that site;

•
Dialing 1-800-652-VOTE (8683) and listening for further directions to vote by telephone anytime up to 1:00 a.m., Central Daylight Time, on September 21, 2015 and following the instructions provided in the recorded message; or

•	Signing and returning your proxy card in the postage-paid envelope provided.
If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares held for you in “street name.” If this is the case, the proxy materials have been forwarded to you by your broker, bank or other nominee, which is considered the shareholder of record with respect to these shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares. Your broker, bank or nominee should provide a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares. Please follow the instructions provided by the nominee or contact the nominee directly if you need to receive a voting instruction card or have any questions about voting your shares held in street name.
Shareholders may also attend the annual meeting and vote in person. If you hold shares in street name and wish to be able to vote in person at the annual meeting, you must obtain a “legal proxy” from your broker, bank or other nominee and present it to the inspector of elections with your ballot at the annual meeting. Even if you plan to attend the annual meeting in person, we recommend that you submit your proxy in advance of the meeting as described above so that your vote will be counted if you later decide not to attend the meeting. Submitting your proxy in advance of the annual meeting will not affect your right to vote in person should you decide to attend the meeting.
Q: What vote of shareholders is required to approve each item?
A: Assuming a quorum is present at the annual meeting, the vote requirements for the various proposals are as follows:

•
Proposal No. 1 - Election of Directors: Your proxy enables you to vote “FOR” the election of the nominees proposed by the Board of Directors or to “WITHHOLD” authority to vote for the nominees being proposed. Directors are elected by a plurality of the votes cast, without regard to either: (i) broker non-votes or (ii) proxies to the extent they withhold authority to vote for one or more of the nominees being proposed.

•
Proposal No. 2 - Approval of the Compensation of Named Executive Officers: Your proxy enables you to vote “FOR” or “AGAINST” the approval, on an advisory basis, of the Company's executive compensation or “ABSTAIN” with regard to such approval. The approval, on an advisory basis, of executive compensation shall be determined by a majority of the votes cast affirmatively or negatively, without regard to either: (i) broker non-votes or (ii) proxies marked “ABSTAIN” as to the proposal.  Because this vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

•
Proposal No. 3 - Approval of the Appointment of Independent Registered Public Accountants: Your proxy enables you to vote “FOR” or “AGAINST” the ratification of independent registered public accountants or “ABSTAIN” with regard to such ratification. The ratification of independent registered public accountants shall be determined by a majority of the votes cast affirmatively or negatively, without regard to either: (i) broker non-votes or (ii) proxies marked “ABSTAIN” as to the proposal.

Q: What is the quorum requirement for the annual meeting?
A: For the annual meeting to be held, a majority of the Company's outstanding shares of common stock as of July 31, 2015 must be present at the meeting. This is referred to as a quorum. Your shares are counted as present at the meeting if you either: (i) attend the meeting, (ii) properly submit your proxy in your name or through your record holder or (iii) your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a broker non-vote on the ratification of accountants. In the event that there are insufficient votes for a quorum or to approve any proposal at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies. On July 31, 2015, there were 9,204,797 shares of common stock outstanding and entitled to vote.

Q: How many votes do I have?
A: You are entitled to one vote for each share of common stock you owned at the close of business on the record date, provided that those shares are either held directly in your name as the shareholder of record or were held for you as the beneficial owner through a nominee.

Q: What should I do if I receive more than one set of voting materials?
A: You may receive more than one notice or set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. If you receive more than one proxy card, please vote promptly with respect to each proxy card that you receive to ensure that all of your shares are voted at the annual meeting.
Q: What happens if I do not return a proxy card or otherwise provide proxy instructions?
A: If you are the holder of record of your shares, the failure to return your proxy card means that your shares will not be counted for purposes of determining whether a quorum is present at the annual meeting and will not be counted toward the vote for any of the proposals. Executed proxies without instructions will be voted “FOR” each of the proposals to be considered at the annual meeting.

Q: Can I change or revoke my vote after I return a proxy card or voting instruction card?
A: Yes, you may change your mind at any time before the vote is taken at the annual meeting. If you are the holder of record of your shares, you may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to the Company’s Corporate Secretary at its principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered.

If you are the beneficial owner of your shares, you must contact your broker, bank or other nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described above.
PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1. ELECTION OF FOUR DIRECTORS

The Board of Directors is currently comprised of five directors: two directors whose terms expire in 2015; two directors who were appointed to the Board in August 2014, pursuant to the merger with IQinVision, Inc., to fill the vacancies created by the departure of two directors whose terms were to expire in 2016; and one director whose term expires in 2017. Directors are generally elected by the shareholders to serve a term of three years (subject to the election and qualification of their successors, or their earlier death, resignation or removal). Pursuant to Section 705 of the New York Business Corporation Law, directors elected by the Board to fill a vacancy hold office until the next annual meeting of shareholders or until their successors have been elected and qualified, and directors elected by shareholders to fill a vacancy serve the remainder of the original three-year vacancy term.

The nominees proposed for election at the annual meeting for a term expiring in 2018 are Mr. Eric S. Fullerton and Mr. Julian A. Tiedemann. Upon joining the Company in September 2014, Mr. Fullerton was appointed to the Board to fill a vacancy expiring at this meeting and, pursuant to the terms of his employment agreement with the Company, will stand for election for a three-year term. The nominees proposed for election at the annual meeting for a term expiring in 2016 are Mr. Joseph A. Budano and Ms. Gioia Messinger. Pursuant to the terms of the August 29, 2014 Merger Agreement with IQinVision, Mr. Budano and Ms. Messinger were appointed to the Board for a term expiring in 2016, which appointments are subject to the requirements of Section 705 of the New York Business Corporation Law as described above. Other than as described in this paragraph, no person nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

In the event that these nominees are unable or decline to serve for any reason, the Board may appoint a replacement to fill the vacancy. The Board has no reason to believe that the persons named will be unable or unwilling to serve.

Vote Required
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either "FOR" all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy will be voted FOR the director nominees named in this proxy statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT

Information with Respect to Nominees and Continuing Directors

The following sets forth the names of the nominees and continuing directors, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each and the year in which each became a director of the Company.

Nominees and Principal Occupation	Director Since	Age
Joseph A. Budano President and CEO - Indyme Solutions LLC.	2014	53

Eric S. Fullerton CEO and Director - Vicon Industries, Inc.	2014	60

Gioia Messinger CEO - LinkedObjects, Inc.	2014	52

Julian A. Tiedemann Executive Vice President and Chief Operating Officer - The InterTech Group, Inc.	2011	51

Continuing Directors whose Term of Office Expires in 2017
Arthur D. Roche Retired Executive Vice President - Vicon Industries, Inc. Retired Partner - Arthur Andersen & Co.	1992	76

Nominee Biographies

Joseph A. Budano - Director. Mr. Budano was appointed to the Board in August 2014 pursuant to the merger with IQinVision. Mr. Budano has been the President and Chief Executive Officer of Indyme Solutions LLC, a supplier of retail customer service and loss prevention solutions, since 2012. From 2009 to 2012, Mr. Budano served as Chief Executive Officer of Energy Innovations and, prior to that, served as Chief Executive Officer of Elgar Electronics from 2002 to 2008. Mr. Budano has served as a senior executive at a diverse group of both publicly listed and private equity backed high tech companies. Prior to his leadership roles, Mr. Budano was a management consultant at the Boston Consulting Group and served in several engineering management and engineering roles at Motorola. Mr. Budano brings extensive experience with merger and acquisition transactions and in post-merger integration. Mr. Budano also provides particular insight into product and sales growth strategies from his consulting background and significant operational experience growing technology companies. Pursuant to the terms of the merger agreement with IQinVision, Mr. Budano was appointed to the Board for a term ending in May 2016, subject to election by shareholders at the 2015 Annual Meeting of Shareholders.

Eric S. Fullerton - Chief Executive Officer and Director. Mr. Fullerton has served as Chief Executive Officer since joining the Company in September 2014. Prior to joining the Company, Mr. Fullerton served as Chief Sales and Marketing Officer at Milestone Systems A/S, a leading provider of open platform IP video management software, since 2007, and before that as its VP Americas since 2004. Mr. Fullerton was previously Chief Executive Officer of the IT security company netVigilance, Inc. and before that, he held several senior level positions including General Manager of Intel's Converged Edge and Network Systems Divisions, Chief Executive Officer of Cray Communications and Managing Director of NOKIA's Consumer Electronics and Telecommunications divisions in Denmark. Mr. Fullerton brings extensive industry knowledge and experience to the Board. Mr. Fullerton was appointed to the Board upon resignation of his predecessor, Kenneth M. Darby, and is serving a term ending at the 2015 Annual Meeting of Shareholders.

Gioia Messinger - Director. Ms. Messinger was appointed to the Board in August 2014 pursuant to the merger with IQinVision, after having served as a director of IQinVision since 2012. Ms. Messinger is the Chief Executive Officer of LinkedObjects, Inc., a technology and business strategy firm specializing in wireless Internet enabled devices, which she founded in 2012. Prior to being acquired by NETGEAR in 2012, Ms. Messinger served as the Chairman and Chief Executive Officer of Avaak, Inc., a company she founded in 2004. Prior to that, Ms. Messinger was the founder and Chief Executive Officer of an engineering services firm and a medical information systems company, and brings extensive knowledge and experience in operating and administration matters. Pursuant to the terms of the merger agreement with IQinVision, Ms. Messinger was appointed to the Board for a term ending in May 2016, subject to election by shareholders at the 2015 Annual Meeting of Shareholders.

Julian A. Tiedemann - Chairman of the Board of Directors. Mr. Tiedemann has been a director of the Company since May 2011 and was elected Chairman of the Board in December 2014. Since 2008, he has been Executive Vice President and Chief Operating Officer of The InterTech Group, a holding company and operator of a diverse global group of companies. From

1996 to 2008, Mr. Tiedemann was Vice President of Human Resources, Risk Management and Administration for The InterTech Group. In addition, he previously served on the Board of Directors of Hudson's Bay Company, a multi-billion dollar Canadian national retailer. Mr. Tiedemann brings extensive knowledge and experience in operating and administration matters having served as Chief Operating Officer of a diverse group of global companies and having previously served as a director of a multi-billion dollar retailer. His current term on the Board will end at the 2015 Annual Meeting of Shareholders.

Continuing Director Biography

Arthur D. Roche - Director. Mr. Roche has been a director of the Company since 1992. He served as Executive Vice President and co-participant in the Office of the President of the Company from August 1993 until his retirement in November 1999. For the six months prior to that time, Mr. Roche provided consulting services to the Company. In October 1991, Mr. Roche retired as a partner of Arthur Andersen & Co., an international accounting firm which he joined in 1960. Mr. Roche brings extensive Company knowledge and financial experience having served as the Company's Executive Vice President and formerly serving as a partner with an international public accounting firm. Mr. Roche brings particular insight to the Board based on his former management responsibilities and provides strategic planning and financial oversight. His current term on the Board ends at the 2017 Annual Meeting of Shareholders.

THE ROLE OF THE BOARD OF DIRECTORS
General

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Outside members of the Board are kept informed of the Company's business through various reports and documents sent to them, as well as through operating and financial reports made at Board and committee meetings by Mr. Fullerton and other officers.

Board Leadership Structure

The Board of Directors believes that it should have the flexibility to establish a leadership structure that works best for the Company at a particular time, and reviews that structure from time to time. Historically, the Company’s Chairman of the Board and CEO positions have been held by the same person. Mr. Julian A. Tiedemann currently serves as the Company’s independent Chairman of the Board, having been appointed to such position by the Board of Directors in December 2014. Any decision to change the structure in the future will be based on what the Board believes is the most effective and efficient structure for the Company, taking into account the experience and expertise of the CEO, the skills, experience and expertise of the directors and the Company’s circumstances and needs at that time.

Board Oversight of Risk

The Board of Directors recognizes that although risk management is primarily the responsibility of the Company's management team, the Board plays a critical role in the oversight of risk. The Board believes that an important part of its responsibilities is to assess the major risks which the Company faces and review the Company's options for monitoring and controlling these risks. The Board has delegated responsibility for the Company's overall risk assessment and risk management policies to the Audit Committee. The Audit Committee also has specific responsibility for oversight of risks associated with financial accounting and audits, internal control over financial reporting and the Company's major financial risk exposures. The Compensation Committee oversees the risks relating to the Company's compensation policies and practices, as well as management development and leadership succession in the Company. The Board of Directors as a whole examines specific business risks in its periodic reviews of the individual business units and also on a company-wide basis as part of its regular reviews.

Outside of formal meetings, the Board and its committees have regular access to senior executives, including the Company's Chief Executive Officer and Chief Financial Officer.  The Board believes that this structure allows it to maintain effective oversight over the Company's risks and ensures that management personnel are following prudent and appropriate risk management practices.

Board Composition

The Company's Board of Directors is comprised of individuals with diverse experience at policy-making levels in a variety of industries and businesses in areas that are relevant to the Company's activities. Each director was nominated on the basis of the unique experience, qualifications, attributes and skills that he brings to the board, as well as how those factors blend with those of the others on the Board as a whole.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

The Board of Directors has a number of committees including the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. Each member of each of the Committees is an “independent director” as defined by the NYSE MKT Listing Standards.

The Compensation Committee consists of Messrs. Budano (Chairman), Roche and Tiedemann, all of whom are “independent directors” as defined by the NYSE MKT Listing Standards. The function of the Compensation Committee is to establish and approve the appropriate compensation for Mr. Fullerton, recommend to the Board of Directors the award of stock options, and to review and approve the recommendations of Mr. Fullerton with respect to the compensation of all other officers. A copy of the Compensation Committee Charter is available on the Company's website at http://www.vicon-security.com. The Committee met once during the last fiscal year.

The Audit Committee consists of Mr. Roche (Chairman), Ms. Messinger and Mr. Tiedemann, each of whom is an “independent director” as defined by NYSE MKT Listing Standards. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including review of the financial reports and other financial information of the Company, the Company's system of internal accounting controls, the Company's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Company's independent registered public accountants. The Audit Committee has sole authority to appoint, retain, compensate, evaluate and terminate the independent registered public accountants. The Board has determined that Mr. Roche is an “audit committee financial expert” under the rules of the SEC. The Audit Committee will periodically review the Audit Committee Charter in light of new developments in applicable regulations and may make additional recommendations to the Board of Directors for further revision of the Audit Committee Charter to reflect evolving best practices. A copy of the Audit Committee Charter is available on the Company's website at http://www.vicon-security.com. The Audit Committee met four times during the last fiscal year.

The Nominating and Corporate Governance Committee (the "Committee") consists of Ms. Messinger (Chairman) and Messrs. Budano and Tiedemann. The primary function of the Committee is to recommend individuals qualified to serve as directors and on committees of the Board; to advise the Board with respect to Board composition, procedures and committees; to evaluate the overall Board and Committee effectiveness and to evaluate and monitor the Company's corporate governance policies and programs. All director candidates, including those recommended by shareholders, are evaluated on the same basis. In its evaluation of director candidates, the Committee considers a variety of characteristics, including, but not limited to, core competencies, experience, independence, level of commitment, Board and company needs and considerations, and personal characteristics. The Committee may engage a third party to assist it in identifying potential director nominees. The Committee has generally identified nominees based upon recommendations from existing directors and will consider candidates recommended by shareholders if submitted to the Committee in writing and complying with shareholder proposal requirements outlined elsewhere in this proxy statement. The Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. The Committee also makes recommendations to the Board on changes to the Company's corporate governance principles based upon emerging governance trends. The Board of Directors has determined that each member of the Committee meets the definition of an “independent director” as defined by NYSE MKT Listing Standards. A copy of the Nominating and Corporate Governance Committee Charter is available on the Company's website at http://www.vicon-security.com. The Committee did not have any formal meetings last fiscal year.

The Board of Directors held nineteen meetings in the Company's 2014 fiscal year, including all regularly scheduled and annual meetings. No Board member attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which they were directors) and (2) the total number of meetings held by all committees on which they served (during the periods that they served). The prior year annual meeting was attended by all of the then directors, except for two directors whose resignations were effective upon shareholder approval of the IQinVision Merger Agreement.

Term Limits

Directors may not stand for re-election after 70, except that any director may serve additional three-year terms after age 70 with the unanimous consent of the Board of Directors.

Certain Relationships and Related Transactions

The Company and CBC Co., Ltd. (CBC), a Japanese corporation which beneficially owns 5.9% of the outstanding shares of the Company, have been conducting business with each other since 1979. During this period, CBC has served as a lender, a product supplier and a private label reseller of the Company's products. In fiscal 2014, the Company purchased approximately $727,000 of products from or through CBC. CBC competes with the Company in various markets, principally in the sale of video products and systems.  Sales of Vicon products to CBC were $4,000 in 2014.

To date, the Company has not adopted a formal written policy with respect to related party transactions. However, an informal unwritten policy has been in place whereby all such related-party transactions are reported to, and approved by, the full Board of Directors (other than any interested director).

Director Independence

All directors other than Mr. Fullerton are independent directors in accordance with the NYSE MKT Listing Standards.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to all its employees, including its chief executive officer, chief financial and accounting officer, controller, and any persons performing similar functions. Such Code of Ethics and Business Conduct is published on the Company's internet website at http://www.vicon-security.com.

Ability of Shareholders to Communicate with the Board of Directors

Shareholders may contact the Board of Directors by sending a written communication addressed to the Board of Directors in care of the Corporate Secretary of Vicon Industries, Inc., 135 Fell Court, Hauppauge, NY 11788. The Company's Corporate Secretary will relay all such communications to the Board of Directors, or individual members, as appropriate.

Report of the Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control.
In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited consolidated financial statements as of and for the fiscal year ended September 30, 2014. Additionally, the Committee has reviewed and discussed with management and the independent registered public accountants the Company’s unaudited interim financial statements as of and for the end of each fiscal quarter. Such discussions occur prior to issuance of news releases reporting quarterly results.
The Committee has discussed with the independent registered public accountants the matters required to be discussed under generally accepted auditing standards, including Auditing Standard No. 16, “Communication with Audit Committees” of the Public Company Accounting Oversight Board.
The Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence.
Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited fiscal year-end financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

Submitted by the Audit Committee,

Arthur D. Roche, Chairman	Gioia Messinger
Julian A. Tiedemann

OTHER OFFICERS OF THE COMPANY

In addition to Mr. Fullerton, the Company has four other officers. They are:

John M. Badke, age 56	Senior Vice President, Finance and Chief Financial Officer
Bret M. McGowan, age 49	Senior Vice President, Sales and Marketing (Americas)
Peter A. Horn, age 60	Vice President, Operations
Mark S. Provinsal, age 48	Managing Director, Vicon Industries, Ltd.

Mr. Badke has been Senior Vice President, Finance since May 2004 and Chief Financial Officer since December 1999. Previously, he was Vice President, Finance since October 1998 and served as Controller since joining the Company in 1992. Prior to joining the Company, Mr. Badke was the Controller for NEK Cable, Inc. and an audit manager with the international accounting firms of Arthur Andersen & Co. and Peat Marwick Main & Co.

Mr. McGowan has been Senior Vice President, Sales and Marketing (Americas) since June 2012. Previously, he served in varying Sales and Marketing vice president capacities since 2001. Prior to that, he served as Director of Marketing since 1998 and as Marketing Manager since 1994. He joined the Company in 1993 as a Marketing Specialist.

Mr. Horn has been Vice President, Operations since June 1999. From 1995 to 1999, he was Vice President, Compliance and Quality Assurance. Prior to that time, he served as Vice President in various capacities since his promotion in May 1990.

Mr. Provinsal joined the Company in January 2010 as its Vice President, Marketing and Product Management and in January 2012, transferred to the Company's U.K. based subsidiary, Vicon Industries, Ltd., to serve as its Director of Sales and Marketing until becoming its Managing Director in June 2014. Prior to joining the Company, Mr. Provinsal served as Executive Vice President of Dedicated Micros Inc. (U.S.) since 2008 and prior to that as its Vice President Marketing and Product Strategy since joining the company in 2006. From 2000 to 2006, he served as the Director of Marketing and Product Development of IPIX Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as it was available to the Company on July 31, 2015, based on information furnished by the persons named below, obtained from its transfer agent or obtained from certain beneficial ownership filings made by the persons named below with the SEC, with respect to the beneficial ownership of shares of common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock (inclusion in this table shall not be deemed an admission of affiliate status), (ii) each director and named executive officer of the Company and (iii) all directors and executive officers of the Company as a group.

Name and Address Of Beneficial Owner	Number of Shares Beneficially Owned (1)		% of Class
Gordian, Inc. and Gregory A. Bone 424 Peachtree Lane Paso Robles, CA 93446

	1,382,111	(2)	15.1%

CBC Co., Ltd. and affiliates 2-15-13 Tsukishima, Chuo-ku, Tokyo, Japan 104

	543,715		5.9%

Martin D. Gray P.O. Box 24 Rancho Santa Fe, CA 92067

	536,912		5.8%

Eric S. Fullerton	280,000		3.0%
Arthur D. Roche	95,071	(3)	1.0%
John M. Badke	76,346	(4)	*
Bret M. McGowan	34,735	(5)	*
Julian A. Tiedemann	19,000	(6)	*
Gioia Messinger	10,409		*
Joseph A. Budano	—		*
Total all Executive Officers and Directors as a Group (9 persons)	616,397	(7)	6.6%
* Less than 1%

(1)   All information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and based on 9,204,797 shares of common stock outstanding on July 31, 2015. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power over the shares of stock owned.
(2) Includes 1,306,350 shares held by Gordian, Inc. and 75,761 shares held by Gregory A. Bone. Mr. Bone is the President, a director and the principal shareholder of Gordian, Inc. and therefore may be deemed to beneficially own the securities held by Gordian, Inc.
(3)   Includes 15,000 shares held by Mr. Roche’s wife and currently exercisable options to purchase 24,500 shares.
(4)   Includes currently exercisable options to purchase 31,500 shares.
(5)   Includes currently exercisable options to purchase 16,500 shares.
(6)  Includes currently exercisable options to purchase 15,000 shares.
(7)  Includes currently exercisable options to purchase 134,900 shares.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Philosophy and Objectives of Our Compensation Program

The Company’s compensation programs are intended to enable it to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase shareholder value. It is the Company’s policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the business. To attain these objectives, the executive compensation program includes four key components:

Base Salary.  Base salary for the Company’s executives is intended to provide competitive remuneration for services provided to the Company over a one-year period. Base salaries are set at levels designed to attract and retain the most appropriately qualified individuals for each of the key management level positions within the Company.

Cash Incentive Bonuses.  The Company's bonus programs are intended to reward executive officers for the achievement of various annual performance goals approved by the Company’s Board of Directors.

For fiscal 2014, no incentive bonus programs were instituted due to financial constraints and the pending merger with IQinVision. For fiscal 2013, a performance based bonus plan was established for certain of the Company’s executive officers, including among others Kenneth M. Darby, the Company's former Chief Executive Officer, and John M. Badke, Chief Financial Officer, whereby the participants would share a bonus pool equal to 25% of consolidated pretax earnings, subject to certain adjustments. Messrs. Darby and Badke earned no bonuses under such plan for fiscal 2013. In addition, a performance based bonus plan was established for Bret M. McGowan, Senior Vice President, Sales and Marketing (Americas), whereby he could earn an amount up to $100,000 for the achievement of certain U.S. and export sales targets. Mr. McGowan earned no bonus under such plan for fiscal 2013. However, Messrs. Darby, Badke and McGowan were granted discretionary bonuses of $50,000, $40,000 and $30,000, respectively, for fiscal 2013. Such bonuses were approved by the Company's Board of Directors upon the recommendation of its Compensation Committee.

Equity-based Compensation.  Equity-based compensation is designed to provide incentives to the Company’s executive officers to build shareholder value over the long term by aligning their interests with the interest of shareholders. The Compensation Committee of the Board of Directors believes that equity-based compensation provides an incentive that focuses the executive's attention on managing the company from the perspective of an owner with an equity stake in the business. Among our executive officers, the number of shares of stock awarded or common stock subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are generally awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on the Company’s profitability and growth. Previous grants of stock options or stock grants are reviewed in determining the size of any executive's award in a particular year.

In March 2007, the Board of Directors adopted the Company’s 2007 Stock Incentive Plan, which was approved by the Company’s shareholders at its 2007 Annual Meeting of Shareholders held on May 18, 2007. Under such plan, a total of 500,000 shares of common stock were reserved for issuance and include the grant of stock options, restricted stock and other stock awards as determined by the Compensation Committee. The purpose of the Stock Incentive Plan is to attract and retain executive management by providing them with appropriate equity-based incentives and rewards for superior performance and to provide incentive to a broader range of employees.  In fiscal 2013, the Compensation Committee awarded a total of 15,000 stock options to named executive officers, consisting of 10,000 to Mr. Badke and 5,000 to Mr. McGowan.  No option awards were made to named executive officers in fiscal 2014.

Retirement, Health and Welfare Benefits and Other Perquisites.  The Company’s executive officers are entitled to a specified retirement/severance benefit pursuant to employment agreements as detailed below.

In addition, the executive officers are entitled to participate in all of the Company’s employee benefit plans, including medical, dental, group life, disability, accidental death and dismemberment insurance and the Company’s sponsored 401(k). The Company also has provided its named executive officers with either a leased car or auto allowance.

Employment Agreements

On September 10, 2014, the Company entered into an at-will employment offer letter agreement (the “Agreement”) with Eric S. Fullerton upon his appointment as the Company’s Chief Executive Officer. Pursuant to the Agreement, Mr. Fullerton receives a base salary of $300,000 per year and is eligible to receive a discretionary bonus for his first full fiscal year of employment for the Company’s fiscal year ending September 30, 2015, subject to achievement of performance goals and objectives to be established by the Company’s Board of Directors. The Company will also reimburse Mr. Fullerton for reasonable costs and expenses of relocation and for temporary housing in an amount not to exceed $3,500 per month for up to the first twelve months of his employment.

Under the terms of the Agreement, Mr. Fullerton is eligible to receive up to 600,000 shares of the Company’s common stock (the “Shares”). The Shares are issuable in four equal installments on each of the first four anniversaries of the Commencement Date, pursuant to a Stock Agreement dated September 10, 2014 between the Company and Mr. Fullerton, provided Mr. Fullerton is then employed by the Company. Notwithstanding the foregoing, 50,000 of the Shares otherwise issuable to Mr. Fullerton on the first anniversary of the Commencement Date are issuable to Mr. Fullerton pursuant to the Agreement upon the Company’s Board of Directors’ approval of a restructuring plan for Fiscal Year 2015 submitted by Mr. Fullerton to the Board within the first ninety days of his employment. The Board approved the restructuring plan submitted by Mr. Fullerton pursuant to the Agreement and the first 50,000 Shares were issued to Mr. Fullerton as a result thereof in July 2015. The Shares are issuable outside of the Company’s shareholder approved equity incentive plan as an inducement material to Mr. Fullerton’s acceptance of employment pursuant to Section 711(a) of the NYSE MKT Company Guide.

The Agreement provides that if Mr. Fullerton’s employment with the Company is terminated by the Company for any reason other than “cause” (as defined in the Agreement), Mr. Fullerton will be entitled to continuation of his base salary for twelve months; provided, however, that, if his employment with the Company is terminated by the Company for any reason other than “cause” after the first year of his employment, Mr. Fullerton will only be entitled to such severance if he had completed his relocation to the Company’s New York headquarters. Further, any severance will cease immediately upon commencement of Mr. Fullerton’s employment with another company.

As a condition of employment, Mr. Fullerton has entered into a confidentiality and non-solicitation agreement with the Company. Mr. Fullerton is also subject to non-competition covenants that prohibit him from engaging in certain activities during the period of his employment with the Company.

In March 2014, the Company entered into an agreement with its former Chief Executive Officer ("CEO"), Kenneth M. Darby, whereby Mr. Darby agreed to resign from his position as CEO and Director upon the Company's appointment of a new CEO and surrender all of his stock options in exchange for a four month continuation of base salary and benefits upon resignation.

The Company has entered into employment agreements with certain of its named executive officers that provide certain benefits upon termination of employment or change in control of the Company without Board of Director approval. All such agreements provide the named executive officer with a payment of three times their average annual compensation for the previous five year period if there is a change in control of the Company without Board of Director approval, as defined. Such payment can be taken in a present value lump sum or equal installments over a three year period. The agreements also provide the named executive officers with certain severance/retirement benefits upon certain occurrences including termination of employment without cause as defined, termination of employment due to the Company’s breach of specified employment conditions (good reason termination), death, disability or retirement at a specified age. Such severance/retirement benefit provisions survive the expiration of the agreements and include a fixed stated benefit of $350,000 for Mr. Badke and $290,000 for Mr. McGowan.  In addition, Mr. Badke receives an additional deferred compensation benefit upon termination of employment in certain circumstances in the form of 6,561 shares of the Company’s common stock.

2014 Summary Compensation Table

The following table sets forth all compensation for the fiscal year ended September 30, 2014 awarded to or earned by the Company’s Chief Executive Officer and by each of its other named executive officers whose total compensation exceeded $100,000 during such period.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)(3)	All Other Compensation ($)		Total ($)

Eric S. Fullerton Chief Executive Officer	2014	17,308	(6)	—		1,998,000	(2)	—	—		2,015,308

Kenneth M. Darby Former Chairman and Chief Executive Officer	2014	213,750	(6)			—		—	98,829	(4)	312,579
	2013	225,000		50,000	(1)	—		—	23,418	(4)	298,418

John M. Badke Senior Vice President and Chief Financial Officer	2014	190,000		—		—		—	7,933	(5)	197,933
	2013	190,000		40,000	(1)	—		16,080	8,094	(5)	254,174

Bret M. McGowan Senior Vice President, Sales and Marketing (Americas)	2014	190,000		—		—		—	6,000	(5)	196,000
	2013	190,000		30,000	(1)	—		8,040	6,000	(5)	234,040

(1)	Represents discretionary cash bonus approved by the Board of Directors upon the recommendation of its Compensation Committee.

(2)
Represents employment inducement award covering the right to be issued up to 600,000 shares of common stock over a four year period from the start of his employment with the Company. Reflects the grant date fair value computed in accordance with ASC 718. See Employment Agreements section above for further details.

(3)
Represents the aggregate grant date fair value of option awards computed in accordance with ASC 718. See Note 1 to the accompanying financial statements for assumptions made in the valuation of these awards.

(4)
All other compensation represents: (a) severance expense of $75,000, equivalent to four months of salary for fiscal 2014; (b) automobile expense of $12,804 and $12,843 for fiscal 2014 and 2013, respectively, and (c) country club membership of $11,025 and $10,575 for fiscal 2014 and 2013, respectively.

(5)	Represents automobile expense paid by the Company.

(6)	Messrs. Darby and Fullerton ceased and commenced employment, respectively, on or about September 10, 2014.

Outstanding Equity Awards at Fiscal 2014 Year-End

The following table sets forth information with respect to the outstanding equity awards of the named executive officers as of September 30, 2014.

Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#) (3)	Market value of shares or units of stock that have not vested ($) (3)
Eric S. Fullerton Chief Executive Officer	—		—		—	—	600,000	1,242,000

John M. Badke Senior Vice President and Chief Financial Officer	10,000	(1)	—	(1)	$4.79	5/22/2018	—	—
	8,000	(1)	—	(1)	$5.00	11/5/2018	—	—
	4,200	(1)	2,800	(1)	$4.06	10/15/2020	—	—
	2,600	(1)	3,900	(1)	$3.31	10/25/2021	—	—
	2,000	(1)	8,000	(1)	$2.62	12/4/2022	—	—

Bret M. McGowan Senior Vice President, Sales and Marketing (Americas)	5,000	(1)	—	(1)	$4.79	5/22/2018	—	—
	5,000	(2)	—	(2)	$5.00	11/5/2014	—	—
	4,200	(1)	2,800	(1)	$4.06	10/15/2020	—	—
	2,600	(1)	3,900	(1)	$3.31	10/25/2021	—	—
	1,000	(1)	4,000	(1)	$2.62	12/4/2022	—	—

(1)	Options vest over a five year period in five equal annual installments beginning on the first anniversary of the grant date. Options expire after the tenth anniversary of the grant date.

(2)
Options vest over a four year period as to 30% of the shares on the second anniversary of the grant date, 30% of the shares on the third anniversary of the grant date and the remaining 40% of the shares on the fourth anniversary of the grant date. Options expire after the sixth anniversary of the grant date.

(3)
Represents employment inducement award covering the right to be issued up to 600,000 shares of common stock over a four year period from the start of employment with the Company. See Employment Agreements section for further details.

Director Compensation

In fiscal 2014, the non-employee directors were each compensated at the rate of $22,400 per year retainer and $1,600 per Committee meeting attended in person or by teleconference, with the Chairman of the Audit Committee receiving an additional annual retainer of $8,000. Employee directors are not compensated for Board or committee meetings. Effective for fiscal 2015, non-employee directors are each compensated at the rate of $35,000 per year retainer and $1,000 per Committee meeting attended in person or by teleconference, with the non-executive Chairman of the Board receiving an additional annual retainer of $15,000. Also, effective fiscal 2015, the Chairman of the Audit Committee continues to receive an additional annual retainer of $8,000, while the Chairperson of each of the Compensation and Nominating and Governance Committees receives an additional annual retainer of $6,000.

Fiscal 2014 Directors' Compensation

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended September 30, 2014.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Bernard F. Reynolds (2)	40,400	—	40,400
W. Gregory Robertson (2)	28,800	—	28,800
Arthur D. Roche	48,400	—	48,400
Julian A. Tiedemann	45,400	—	45,400
David W. Wright (3)	33,200	—	33,200

(1)
As of September 30, 2014, the aggregate number of outstanding option awards for each director were as follows:         Mr. Reynolds - 25,000; Messrs. Robertson and Roche - 24,500 each; and Messrs. Tiedemann and Wright - 15,000 each.

(2)	Resigned from the Board effective August 29, 2014 pursuant to the execution of the IQinVision Merger.

(3)	Resigned from the Board effective May 15, 2014.

PROPOSAL 2. APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Company’s shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of its named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.
The Company’s compensation programs are designed to enable it to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase shareholder value. It is the Company’s policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the businesses. Please see the “Executive Compensation - Compensation Discussion and Analysis” section and the related compensation tables above for additional details about the Company’s executive compensation programs, including information about the fiscal year 2014 compensation of named executive officers.
The Company is asking its shareholders to indicate their support for its named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the Company’s named executive officers’ compensation. The Company currently conducts an advisory vote on the compensation of its named executives annually and the next such shareholder advisory vote after its 2015 Annual Meeting of Shareholders will take place at its 2016 Annual Meeting of Shareholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company requests that its shareholders vote “FOR” the following resolution at the annual meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory (nonbinding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of its shareholders and they will consider the results of the vote in future compensation deliberations.
Vote Required
Proposal No. 2 to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers requires approval by a majority of the total votes cast, in person or by proxy, at the annual meeting at which a quorum is present. You may vote either “FOR” or “AGAINST” the proposal or “ABSTAIN” as to the proposal. Because this proposal is a non-routine matter, brokerage firms and other nominees do not have the discretion to vote uninstructed shares held by beneficial owners. Accordingly, broker non-votes may result from this proposal. Abstentions and broker non-votes will not have any effect on the results of this vote.

Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY'S EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors of the Company has appointed BDO USA, LLP as its independent registered public accountants for the fiscal year ending September 30, 2015 and further directed that management submit the Board's appointment of the Company's public accountants to shareholders at the annual meeting for ratification. BDO USA, LLP has served as the Company’s independent registered public accountants since February 2004.

A representative of BDO USA, LLP is expected to attend the annual meeting and have an opportunity to make a statement and/or respond to appropriate questions from shareholders.
The following table details: the aggregate fee arrangements with BDO USA, LLP for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the financial statements included in the Company's quarterly reports on Form 10-Q; the aggregate fees billed by BDO USA, LLP for audit related matters and; the aggregate fees billed by BDO USA, LLP for tax compliance, tax advice and tax planning during fiscal years ended September 30, 2014 and 2013:

	2014	2013

Audit fees	$339,000	$254,000
Audit related fees	27,000	—
Tax fees	45,000	58,000
Totals	$411,000	$312,000

Audit related fees incurred in fiscal 2014 were for services related to the merger with IQinVision.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval generally is provided for an annual period and any pre-approval is detailed as to the particular service or category of services and is subject to a specific limit. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis, which must be accompanied by a detailed explanation for each proposed service. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member must report any decisions to the Audit Committee at the next scheduled meeting.

The Audit Committee has concluded that non-audit services provided by BDO USA, LLP were compatible with maintaining their independence. BDO USA, LLP will have a representative at the Annual Meeting of Shareholders, who will have an opportunity to make a statement, if they should so desire.

Vote Required
Proposal No. 3 to approve the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm requires a majority of the votes cast, in person or by proxy, at the annual meeting at which a quorum is present. You may vote either “FOR” or “AGAINST” the proposal or “ABSTAIN” as to the proposal. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote uninstructed shares on this proposal.
Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

OTHER MATTERS
As of the date of this proxy statement, the Board of Directors knows of no matters that will be presented for consideration at the annual meeting other than as described in this proxy statement. If any other matters come before the annual meeting and shall be voted upon, the proposed proxy will be deemed to confer authority to the individuals named as authorized therein to vote the shares represented by the proxy as to any matters that fall within the purposes set forth in the notice of the annual meeting. It is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their best judgment on such matters.
FINANCIAL STATEMENTS
A copy of the Company's Annual Report to Shareholders, including financial statements, for the fiscal year ended September 30, 2014 has been provided to all shareholders as of the Record Date. Shareholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.
MISCELLANEOUS INFORMATION
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and NYSE MKT. These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NYSE MKT. Based solely upon review of the copies of the Forms 3, 4 and 5 filed with the SEC, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them under Section 16(a) of the Exchange Act with respect to transactions during fiscal 2014.
Cost of Solicitation
The cost of soliciting proxies in the accompanying form will be paid by the Company. To the extent necessary in order to assure sufficient representation, the Company's officers and regular employees may request the return of proxies personally, by telephone or email. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and shareholders are urged to submit their proxies without delay.
Deadline for Submission of Shareholder Proposals for the 2016 Annual Meeting of Shareholders

The Company currently anticipates holding its 2016 Annual Meeting of Shareholders in May 2016, as historically done prior to its merger with IQinVision. Accordingly, pursuant to Rule 14a-8 under the Exchange Act, proposals of shareholders intended to be presented at the 2016 Annual Meeting of Shareholders must be received by the Corporate Secretary of the Company at Vicon Industries, Inc., 135 Fell Court, Hauppauge, NY 11788 no later than January 1, 2016 and must comply with all other legal requirements in order to be included in the Company's proxy statement and form of proxy for that meeting. The Company’s Certificate of Incorporation and Bylaws do not otherwise provide procedures for shareholders to properly present proposals at annual meetings.

By Order of the Board of Directors,

Hauppauge, New York	John M. Badke
August 12, 2015	Corporate Secretary

VICON

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on September 21, 2015.

Vote by Internet

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A Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Withhold Authority
01 - Joseph A. Budano (term of office to expire in 2016)	☐	☐
02 - Gioia Messinger (term of office to expire in 2016)	☐	☐
03 - Eric S. Fullerton (term of office to expire in 2018)	☐	☐
04 - Julian A. Tiedemann (term of office to expire in 2018)	☐	☐

Proposal	For	Against	Abstain
2. Approval, on an advisory basis, of executive compensation as disclosed in the proxy statement.	☐	☐	☐
3. Ratification of the appointment of BDO USA, LLP as Independent Registered Public Accountants.	☐	☐	☐

B Non-Voting Items

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C Authorized Signatures — This section must be completed for your instructions to be executed. — Date and Sign Below

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

VICON

Proxy — Vicon Industries, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints ERIC S. FULLERTON and JULIAN A. TIEDEMANN and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Vicon Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Hyatt Regency Long Island, 1717 Motor Parkway, Hauppauge, New York, on Monday, September 21, 2015 at 10:00 a.m. local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the accompanying Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before this meeting.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR Proposals 1, 2 and 3.

(Continued and to be signed on reverse side.)

YOUR VOTE IS IMPORTANT

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.